UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2026

CAMDEN PROPERTY TRUST

(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Post Oak Boulevard, Suite 2700, Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	CPT	New York Stock Exchange
(indicate by check mark)
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The information contained in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 24, 2026, Richard J. Campo became the Executive Chairman of the Board of Trust Managers of Camden Property Trust (the “Company”), Alexander J. Jessett became the Chief Executive Officer of the Company, Laurie A. Baker became the President and Chief Operating Officer of the Company, and Benjamin D. Fraker became the Executive Vice President-Chief Financial Officer of the Company. Also effective March 24, 2026, Mr. Jessett was appointed to the Board of Trust Managers of the Company. In connection with the foregoing, the Company and a wholly-owned subsidiary of the Company entered into employment agreements with Mr. Jessett, Ms. Baker and Mr. Fraker and the Company entered into a letter agreement with Mr. Campo.

A copy of the press release issued in connection with this action is attached hereto as Exhibit 99.5.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 24, 2026, the Company adopted the Second Amendment (the “Second Amendment”) to the Sixth Amended and Restated Bylaws of the Company in connection with the executive officer changes described in Item 5.02 above.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

3.1	Second Amendment to Sixth Amended and Restated Bylaws of the Camden Property Trust, dated March 24, 2026

99.1	Letter Agreement, dated March 24, 2026, between Camden Property Trust and Richard J. Campo

99.2	Employment Agreement, dated March 24, 2026, among Camden Property Trust, Camden Development, Inc. and Alexander J. Jessett

99.3	Employment Agreement, dated March 24, 2026, among Camden Property Trust, Camden Development, Inc. and Laurie A. Baker

99.4	Employment Agreement, dated March 24, 2026, among Camden Property Trust, Camden Development, Inc. and Benjamin D. Fraker

99.5	Press Release, dated March 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026

CAMDEN PROPERTY TRUST

By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President – Chief Accounting Officer

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